October 17, 2006

Associated Media Holdings, Inc.
5150 East Pacific Coast Highway
Suite 300
Long Beach, CA 90804

Re: Lock Up Agreement

Ladies and Gentlemen:

This letter confirms the previous agreement between Associated Media Holdings, Inc. (the "Company") and each of the founders and management of the Company relating to certain restrictions on transfer of shares of the Company's common stock (the "Common Stock").

The undersigned is an owner of record or beneficially of certain shares of Common Stock. The Company has raised funds in a private placement of its Common Stock and, as a condition thereto, agreed to cause its founders and members of management to agree to the terms set forth herein. The undersigned recognizes that the private placement is of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that investors in the private placement are relying on the representations and agreements of the undersigned contained in this letter in purchasing shares of Common Stock in the private placement.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned's household not to), without the prior written consent of the Company (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" or liquidate or decrease a "call equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on June 30, 2007 (the "Lock-Up Period"). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares

of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, the undersigned may without the prior written consent of the Company transfer shares of Common Stock (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees agree in writing to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or immediate family of the undersigned, provided that prior to such transfer the trustee of the trust agrees in writing to be bound by the restrictions set forth herein, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee agrees in writing to be bound by the restrictions set forth herein, (iv) as a distribution to limited partners or stockholders of the undersigned, provided that prior to such transfer the distributees agree in writing to be bound by the restrictions set forth herein. For purposes of this agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the shares of Common Stock owned by the undersigned, to any and all shares of capital stock or equity securities of the Company which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts to be performed in California.

This Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Associated Media Holdings, Inc.

By:____________________________
Name:
Title:

Acknowledged and Agreed to
This ___ Day of July 2006

____
Name: